SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2005
                                                       -------------------

                              CELANESE CORPORATION
                              --------------------
             (Exact Name of Registrant as specified in its charter)



          DELAWARE                     001-32410              98-0420726
------------------------------  ----------------------  ------------------------
(State or other jurisdiction        (Commission File        (IRS Employer
     of incorporation)                   Number)          Identification No.)


                 1601 West LBJ Freeway, Dallas, Texas 75234-6034
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 901-4500
                                                          ---------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report):



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02     Results of Operations and Financial Condition

        On February 28, 2005, Celanese Corporation (the "Company") held a conference call to discuss the financial results of the Company for its fiscal fourth quarter and combined full year ended December 31, 2004. A copy of the transcript (as corrected) of the call is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure. The transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

        The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01      Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        99.1 Transcript from fiscal fourth quarter and combined full year ended December 31, 2004 earnings conference call held on February 28, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      CELANESE CORPORATION


                                      By:    /s/ Corliss J. Nelson
                                         ---------------------------------------
                                         Name:   Corliss J. Nelson
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer




Date: March 4, 2005

                                  Exhibit Index


        Exhibit Number       Description
        --------------       -----------

        99.1 Transcript from fiscal fourth quarter and combined full year ended December 31, 2004 earnings conference call held on February 28, 2005